SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 12, 2002
                                                         ---------------

                                 ChemFirst Inc.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


      Mississippi                        001-12547                64-0679456
 -------------------------        ------------------------    -----------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation                                        Identification No.)


   700 North Street, P. O. Box 1249
        Jackson, Mississippi                                      39215-1249
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code              (601) 948-7550
                                                               ----------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events.

         On August 12, 2002, ChemFirst Inc., E. I. du Pont de Nemours and Company and Purple Acquisition Corporation amended their Agreement and Plan of Merger dated as of July 23, 2002. A copy of the amendment is filed as
Exhibit 2.2 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger dated as of July 23, 2002, among E. I. du Pont de Nemours and Company, Purple
                  Acquisition Corporation and ChemFirst Inc. (incorporated by reference to Exhibit 2.1 to ChemFirst Inc.'s Current
                  Report on Form 8-K dated July 23, 2002 (filed July 26, 2002)).

2.2 Amendment No. 1, dated as of August 12, 2002, to the Agreement and Plan of Merger dated as of July 23, 2002, among E. I. du Pont de Nemours and Company, Purple Acquisition Corporation and ChemFirst Inc.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHEMFIRST INC.


Date:  August 14, 2002
                                           By:   /s/ Max P. Bowman
                                              -------------------------------
                                              Name:  Max P. Bowman
                                              Title: Vice President, Finance
                                                     and Chief Financial Officer






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                                EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger dated as of July 23, 2002, among E. I. du Pont de Nemours and Company, Purple
                  Acquisition Corporation and ChemFirst Inc. (incorporated by reference to Exhibit 2.1 to ChemFirst Inc.'s Current
                  Report on Form 8-K dated July 23, 2002 (filed July 26, 2002)).

2.2 Amendment No. 1, dated as of August 12, 2002, to the Agreement and Plan of Merger dated as of July 23, 2002, among E. I. du Pont de Nemours and Company, Purple Acquisition Corporation and ChemFirst Inc.